UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

DARDEN RESTAURANTS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! DARDEN RESTAURANTS, INC. 2024 Annual Meeting Vote by September 17, 2024 11:59 PM ET. For shares held in a Plan, vote by September 15, 2024 11:59 PM ET. DARDEN RESTAURANTS, INC.(LOGO) 1000 DARDEN CENTER DRIVE ORLANDO, FL 32837 V55162-P16087 You invested in DARDEN RESTAURANTS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on September 18, 2024. Get informed before you vote View the accompanying Proxy Statement and our 2024 Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to September 4, 2024. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* September 18, 2024 10:00 a.m., EDT Virtually at: www.virtualshareholdermeeting.com/DRI2024 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. To elect a full Board of nine directors from the named director nominees to serve until the next annual meeting of shareholders and until their successors are elected and qualified. The nine director nominees are as follows: For Nominees: 01) Margaret Shân Atkins 02) Ricardo Cardenas 03) Juliana L. Chugg 04) James P. Fogarty 05) Cynthia T. Jamison 06) Nana Mensah 07) William S. Simon 08) Charles M. Sonsteby 09) Timothy J. Wilmott 2. To obtain non-binding advisory approval of the Company’s executive compensation. For 3. To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending May 25, 2025. For 4. To vote on a management proposal to obtain shareholder approval of amendment and restatement of the Company’s 2015 Omnibus Incentive Plan. For 5. To vote on a shareholder proposal requesting the Company disclose its Broiler Chicken Key Welfare Indicators if properly presented at the meeting. Against 6. To vote on a shareholder proposal requesting the Company disclose the percent of pork raised in group housing and establish targets for achieving 100% group housed pork if properly presented at the meeting. Against 7. To vote on a shareholder proposal requesting the Company comply with WHO guidelines for antimicrobials for food-producing animals in the supply chain if properly presented at the meeting. Against 8. To vote on a shareholder proposal requesting the Company issue a report on if and how it will reduce greenhouse gas emissions in alignment with the Paris Agreement’s 1.5 degree goal if properly presented at the meeting. Against NOTE: To transact such other business, if any, as may properly come before the meeting and any adjournment. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V55163-P16087